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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): JULY 21, 2003



                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)



         BERMUDA                       1-31339                 98-0371344
(State of Incorporation)         (Commission File No.)      (I.R.S. Employer
                                                           Identification No.)


515 POST OAK BLVD., SUITE 600, HOUSTON, TEXAS                  77027-3415
  (Address of Principal Executive Offices)                     (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)    Financial statements of business acquired

            Not applicable.

     (b)    Pro forma financial information

            Not applicable.

     (c)    Exhibits

     99.1 Press release dated July 21, 2003 announcing earnings for the quarter ended June 30, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be provided under "Item 12. Results of Operations and Financial Condition," in accordance with U.S. Securities and Exchange Commission Release No. 33-8216.

         On July 21, 2003, we issued a news release announcing quarterly results for the period ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference in this Item 9.

         The information in this report is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

         On July 21, 2003, following the news release and the filing of this Current Report on Form 8-K, we will hold a conference call at 10:00 a.m. eastern, 9:00 a.m. central, regarding the second quarter results. This scheduled conference call was previously announced on June 20, 2003 and will be available via real-time webcast. To access the call please contact the conference call operator at 617-801-9711 approximately 10 minutes prior to the scheduled start time, and ask for the Weatherford Conference Call. The password is "Weatherford". A replay will be available until 5:00 p.m. central, July 28, 2003. The number for the replay is 617-801-6888; passcode 81100077. In addition, a replay will be available on our website at www.weatherford.com. To access the replay, click on the Investor Relations Link under "Corporate" and then click on the Enhanced Audio Webcast link.

         Weatherford reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures may provide users of this financial information additional meaningful comparisons


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between current results and results in prior operating periods. Certain information discussed in the press release and the conference call could be considered non-GAAP measures. In compliance with the Securities and Exchange Commission's Regulation G, reconciliations of such information to the closest GAAP measures are included in our press release and are available on our website. To access the reconciliations on our website, click on the Investor Relations Link under "Corporate" and then click on the Financial Information Link. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Weatherford's reported results prepared in accordance with GAAP. Other companies may define the non-GAAP measures differently.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WEATHERFORD INTERNATIONAL LTD.



Dated:  July 21, 2003                           /s/ Lisa W. Rodriguez
                                        ---------------------------------------
                                                   Lisa W. Rodriguez
                                               Senior Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


99.1 Press release dated July 21, 2003 announcing earnings for the quarter ended June 30, 2003.


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